Exhibit 10.16

FIFTH AMENDMENT TO THIRD

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Fifth Amendment”) is made and entered into as of the 24th day of September, 2004, by and among MTR GAMING GROUP, INC., a Delaware corporation (“MTRI”), MOUNTAINEER PARK, INC., a West Virginia corporation (“MPI”), SPEAKEASY GAMING OF LAS VEGAS, INC., a Nevada corporation (“SGLVI”), SPEAKEASY GAMING OF RENO, INC., a Nevada corporation (“SGRI”), PRESQUE ISLE DOWNS, INC., a Pennsylvania corporation (“PIDI”), SCIOTO DOWNS, INC., an Ohio corporation (“SDI”), successor by merger to RACING ACQUISITION, INC., an Ohio corporation and SPEAKEASY GAMING OF FREMONT, INC., a Nevada corporation (“SGFI” and together with MTRI, MPI, SGLVI, SGRI, PIDI and SDI, collectively referred to as the “Borrowers”), WELLS FARGO BANK, National Association, NATIONAL CITY BANK OF PENNSYLVANIA, BRANCH BANKING AND TRUST COMPANY and THE CIT GROUP/EQUIPMENT FINANCING, INC. (each individually a “Lender” and collectively the “Lenders”), WELLS FARGO BANK, National Association, as the swingline lender (herein in such capacity, together with its successors and assigns, the “Swingline Lender”), WELLS FARGO BANK, National Association, as the issuer of letters of credit (in such capacity, together with it successors and assigns, the “L/C Issuer”), and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the “Agent Bank” and, together with the Lenders, Swingline Lender and L/C Issuer collectively referred to as the “Banks”).

R_E_C_I_T_A_L_S:

WHEREAS:

A.            MTRI, MPI, SGLVI, SGRI, PIDI and SDI, as borrowers, and Banks entered into a Third Amended and Restated Credit Agreement dated as of March 28, 2003, as amended by First Amendment to Amended and Restated Credit Agreement dated as of June 18, 2003, as further amended by Second Amendment to Amended and Restated Credit Agreement dated as of November 12, 2003, as further amended by Third Amendment to Third Amended and Restated Credit Agreement dated as of February 25, 2004, and as further amended by Fourth Amendment to Third Amended and Restated Credit Agreement dated as of June 4, 2004 (collectively, the “Existing Credit Agreement”) for the purpose of establishing a revolving line of credit in the principal amount of Fifty Million Dollars ($50,000,000.00), including subfacilities for the funding of swingline advances and issuance of Letters of Credit.

B.            The Borrower Consolidation has requested Banks to amend the Existing Credit Agreement for the purpose of revising the rating requirements for the issuers of insurance in accordance with Section 5.09 of the Existing Credit Agreement.

C.            Subject to the terms and conditions hereinafter set forth Requisite Lenders have approved the amendments requested as set forth above.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the amendments and modifications to the Existing Credit Agreement as specifically hereinafter provided as follows:

1.             Definitions.  As of the Effective Date, Section 1.01 of the Existing Credit Agreement entitled “Definitions” shall be and is hereby amended to include the following definitions.  Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

“Credit Agreement” shall mean the Existing Credit Agreement as amended by the Fifth Amendment, together with all Schedules, Exhibits and other attachments thereto, as it may be further amended, modified, extended, renewed or restated from time to time.

“Existing Credit Agreement” shall have the meaning set forth in Recital Paragraph A of the Fifth Amendment.

“Fifth Amendment” shall mean the Fifth Amendment to Third Amended and Restated Credit Agreement dated as of September 24, 2004.

“Fifth Amendment Effective Date” shall mean September 24, 2004, subject to the satisfaction of each of the Conditions Precedent set forth in Paragraph 3 of the Fifth Amendment.

2.             Amendment of Section 5.09(m).  As of the Fifth Amendment Effective Date, the first sentence of Section 5.09(m) of the Existing Credit Agreement entitled “Ratings” shall be and is hereby deleted in its entirety and the following is substituted as a full restatement thereof:

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“All policies indicated above shall be written with insurance companies licensed and admitted to do business in all states where the Borrower Consolidation, or any of them, is operating and shall be rated no lower than “A XII” in the most recent addition of A.M. Best’s and “AA-” in the most recent edition of Standard & Poor’s, or such other carrier reasonably acceptable to Agent Bank.”

3.             Conditions Precedent to Fifth Amendment Effective Date.  The occurrence of the Fifth Amendment Effective Date is subject to Agent Bank having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below on or before August 31, 2004:

a.             due execution by Borrowers and Agent Bank of six (6) duplicate originals of this Fifth Amendment;

b.             reimbursement to Agent Bank by Borrowers for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Fifth Amendment, but not limited to, reasonable attorneys’ fees of Henderson & Morgan, LLC and all other like expenses remaining unpaid as of the Fifth Amendment Effective Date; and

c.             such other documents, instruments or conditions as may be reasonably required by Agent Bank.

4.             Representations of Borrowers.  Borrowers hereby represent to the Banks, which representations shall survive the Fifth Amendment Effective Date and be deemed incorporated into Article IV of the Credit Agreement, that:

a.             the representations and warranties contained in Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the Fifth Amendment Effective Date in all material respects as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank or, where applicable, the Requisite Lenders;

b.             since the date of the most recent financial statements referred to in Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has

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occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change has occurred;

c.             no event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement; and

d.             the execution, delivery and performance of this Fifth Amendment has been duly authorized by all necessary action of Borrowers and this Fifth Amendment constitutes the valid, binding and enforceable obligation of Borrowers.

5.             Incorporation by Reference.  This Fifth Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

6.             Governing Law.  This Fifth Amendment to Credit Agreement shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

7.             Counterparts.  This Fifth Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument.  All such counterparts shall together constitute one and the same document.

8.             Continuance of Terms and Provisions.  All of the terms and provisions of the Credit Agreement shall remain unchanged except as specifically modified herein.

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IN WITNESS WHEREOF, Borrowers and the Agent Bank (acting on behalf of the Lenders pursuant to Section 10.11 of the Credit Agreement) have executed this Fifth Amendment as of the day and year first above written.

BORROWERS:

MTR GAMING GROUP, INC., a Delaware corporation

By	/s/ Edson R. Arneault
Edson R. Arneault, President

MOUNTAINEER PARK, INC.,
A West Virginia corporation

By	/s/ Edson R. Arneault
Edson R. Arneault, President

SPEAKEASY GAMING OF LAS VEGAS, INC., a Nevada corporation

By	/s/ Edson R. Arneault
Edson R. Arneault, President

SPEAKEASY GAMING OF RENO, INC., a Nevada corporation

By	/s/ Edson R. Arneault
Edson R. Arneault, President

PRESQUE ISLE DOWNS, INC., a Pennsylvania corporation

By	/s/ Edson R. Arneault
Edson R. Arneault, President

SCIOTO DOWNS, INC., an Ohio corporation, successor by merger to RACING ACQUISITION, INC., an Ohio corporation

By	/s/ Edson R. Arneault
Edson R. Arneault, President

SPEAKEASY GAMING OF FREMONT, INC., a Nevada corporation

By	/s/ Edson R. Arneault
Edson R. Arneault, President

AGENT BANK:

WELLS FARGO BANK, National Association, Agent Bank, on behalf of the Lenders, Swingline Lender and L/C Issuer

By	/s/ Rochanne Hackett
Rochanne Hackett, Vice President